EXHIBIT 10(x)

                                ACCUDRAFT
                          PROTOTYPE 401(k) PLAN

                   NON-STANDARDIZED ADOPTION AGREEMENT
          Adoption Agreement Form #006 For Use With BASIC PLAN #01


                                 SECTION 1
                PLAN AND SPONSORING EMPLOYER INFORMATION

1.1      NAME OF PLAN
         CRIIMI MAE Management, Inc. Retirement Plan

1.2      PLAN NUMBER
         001

1.3      TYPE OF PLAN
         This Plan is a Profit Sharing 401(k) plan.

1.4      EFFECTIVE DATE
         This Plan is an amended or restated plan, which was originally effective July 1, 1995. The date this amended Plan is effective is January 1, 2002.

1.5      SPONSORING EMPLOYER
         CRIIMI MAE Management, Inc.
         11200 Rockville Pike
         Rockville, MD 20852
         Telephone (301) 816-2300

1.6      FORM OF BUSINESS
         Corporation

1.7      FISCAL YEAR ENDS
         December 31st

1.8      EMPLOYER IDENTIFICATION NUMBER
         52-1917789

1.9      PLAN ADMINISTRATOR
         The Sponsoring Employer

1.10     TRUSTEE
         Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890-0001

1.11     PLAN YEAR
         January 1st to December 31st

1.12     ANNIVERSARY DATE
         January 1st


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1.13     PRIOR BUSINESS ENTITY FOR WHICH PRIOR SERVICE IS CREDITED UNDER
         THE PLAN
         None

1.14     ADDITIONAL PARTICIPATING EMPLOYERS
         CRIIMI MAE Services, L.P.


                                         SECTION 2
                               PLAN PARTICIPATION, SERVICE

2.1      MINIMUM SERVICE AND AGE REQUIREMENT FOR ELIGIBILITY

         There is no minimum Service requirement for participation in the Plan. The minimum Age for Plan eligibility as of an Entry Date in
         Section 2.2 is Age 21. Age shall mean actual attained age for all purposes.

2.2      ENTRY DATE

         An Eligible Employee in Section 2.4 who satisfies the minimum Age and Service requirements in Section 2.1 shall become a Participant as of the Plan Entry Date.

         The Plan Entry Date to participate in the Plan for all purposes shall be quarterly on the first day of the 1st, 4th, 7th and 10th month of the Plan Year coinciding with or next following satisfaction of such requirements.

2.3      AGE AND SERVICE REQUIREMENTS ON EFFECTIVE DATE OR OTHER DATE

         The same Age requirement and/or minimum Service or months of employment requirement in Section 2.1 shall be applicable for all dates on or after the date this Plan or amended Plan is effective in Section 1.4

2.4      ELIGIBLE CLASS OF EMPLOYEES

         Persons not deemed by the Employer to be Employees but who instead are deemed to be independent contractors are not eligible.

         All Employees are Eligible Employees except that the following classes of Employees in accordance with Section 2.1 of the Basic Plan are ineligible to participate in the Plan for all purposes:
         (1) Employees whose employment is governed by the terms of a collective bargaining agreement between Employee representatives and the Employer in which retirement benefits were the subject of good faith bargaining, unless such agreement expressly provides for the inclusion of such Employees as Participants in the Plan;
         (2) Employees who are non-resident aliens who do not receive any earned income from the Employer which constitutes income from sources within the United States; and (3) Anyone who is employed as an Employee of the following Affiliated Employers:
         CRIIMI MAE, Inc.,  CRIIMI,  Inc., CRI Liquidating  REIT, Inc.,
         CRIIMI MAE Financial Corp., CRIIMI MAE Financial III, CRIIMI MAE Financial II.

2.5      COMPUTATION PERIOD, YEAR OF SERVICE OR 1-YEAR PERIOD OF SERVICE

         The computation period for purposes of determining eligibility to share in the allocation of Employer contributions (and forfeitures, if applicable) shall be the Plan Year.

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         The  12-consecutive  month computation period for purposes of determining a Year of Service for eligibility and to determine a Break-in-Service for eligibility shall be the first employment year beginning with the date an Employee first completed an Hour of Service and each Plan Year beginning on the first day of the Plan Year which begins prior to the first anniversary of the Employee's Employment Commencement Date. If the Employee is credited with the required number of Hours of Service in both the initial eligibility computation period and in the second eligibility computation period, the Employee will be credited with two Years of Service for eligibility purposes.

         The computation period for purposes of determining Years of Service and a Break in Service for vesting and all other purposes other than for eligibility and eligibility to share in the allocation of Employer contributions (and forfeitures, if applicable) shall be each Plan Year beginning with the Plan Year in which an Employee first completed an Hour of Service. A Year of Service shall be determined as follows: (a) for eligibility purposes, a Year of Service shall be an applicable computation period during which an Employee completed 1 Hours of Service; and (b) in determining vesting and all purposes other than for determining eligibility, and for determining eligibility to share in the allocation of Employer contributions (and forfeitures, if applicable), a Year of Service shall be an applicable computation period during which an Employee completed 1,000 Hours of Service.

         An Employee who returns to the employ of an Employer or an Affiliated Employer before a Break in Service will receive credit for any prior Years of Service. If an Employee returns to the employ of an Employer or an Affiliated Employer after a Break in Service, prior Years of Service will be available to be credited in accordance with
         Section  1.81 of the Basic Plan immediately upon re-employment.

         If Service with a prior employer is granted under Section 1.13, an Employee will also receive credit for all such Years of Service to a maximum of five such Years of Service or 1-Year Periods of Service with any other business entity which is not an Employer or an Affiliated Employer (or was not an Adopting Employer), if the crediting thereof does not cause the Plan to discriminate in favor of Highly Compensated Employees. Otherwise, an Employee will not receive credit for Periods of Service with any other employer for any purpose under the terms of this Plan except as otherwise set forth herein with respect to an Employer or an Affiliated Employer.

2.6      BREAK IN SERVICE

         The computation period for purposes of determining a Break-in-Service shall be as determined in Section 2.5 above. An Employee shall incur a Break in Service if he or she fails to complete more than 500 Hours of Service in a 12-consecutive month computation period.


                                       SECTION 3
                            CONTRIBUTIONS AND ALLOCATIONS

3.1      PARTICIPANT COMPENSATION

         The determination period for a Participant's applicable Plan Compensation shall be the Plan Year.

         In determining Compensation, all applicable amounts will be included, including amounts earned both prior to the actual date as of which an Employee initially becomes a Participant and prior to the determination period during which an Employee initially becomes a Participant.

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         Compensation  will  include  any  amount  received  while an  Employee is a member of an  ineligible  class of  Employees  in accordance with
         Section 2.4.

         Compensation for all purposes will include elective amounts that are not includible in the gross income of the Employee by reason of Code section 132(f)(4) beginning with Limitation Years beginning on or after January 1, 1998.

         Elective Deferrals and Minimum Top Heavy Allocations
         The amount of a Participant's applicable Plan Compensation in accordance with Section 1.16 of the Basic Plan for the determination period which is counted for purposes of determining Elective Deferrals and for nondiscrimination testing for Elective Deferrals for the Plan Year shall be wages, tips, and other fringe benefit compensation as reported on IRS Form W-2. Compensation for Minimum Top Heavy Allocations shall be similarly determined.

         If either Code section 3401 or Form W-2 compensation is chosen, Employer contribution amounts made pursuant to a salary reduction greement which were not currently includible in an Employee's gross income by reason of Code section 125, Code section 402(e)(3), Code section 402(h)(1)(B), and Code section 403(b) will be included in determining Compensation.

         Compensation for purposes of determining Elective Deferrals for the Plan Year but not for determining Minimum Top-Heavy Benefits and the Code section 415 limitations (and if the Administrator elects, not for determining nondiscrimination testing) shall exclude (1) amounts received as a bonus; (2) Reimbursed moving expenses;
         (3) Reimbursed car expenses; (4) Stock compensation, (5) Referral fees, (6) Airfare bonuses, (7) BWI bonuses, (8) Group term life insurance benefits, (9) Long-term disability benefits, (10) Tuition reimbursements, (11) Deferred compensation, or (12) any amount received which is used to determine an Employee's benefit under another qualified plan which is not maintained by the Employer and which is maintained by a professional guild.

         Matching Contributions
         The amount of a Participant's applicable Plan Compensation in accordance with Section 1.16 of the Basic Plan for the determination period which is counted for purposes of determining the allocation of Employer Matching Contributions and for nondiscrimination testing for Matching Contributions for the Plan Year shall be wages, tips, and other fringe benefit compensation as reported on IRS Form W-2.

         If either Code section 3401 or Form W-2 compensation is chosen, Employer contribution amounts made pursuant to a salary reduction agreement which were not currently includible in an Employee's gross income by reason of Code section 125, Code section 402(e)(3), Code section 402(h)(1)(B), and Code section 403(b) will be included in determining Compensation.

         Compensation for purposes of determining the allocation of Employer Matching Contributions for the Plan Year but not for determining Minimum Top-Heavy Benefits and the Code section 415 limitations (and if the Administrator elects, not for determining nondiscrimination testing) shall exclude (1) amounts received as a bonus; (2) Reimbursed moving expenses; (3) Reimbursed car expenses; (4) Stock compensation,
         (5) Referral fees, (6) Airfare bonuses, (7) BWI bonuses, (8) Group term life insurance benefits, (9) Long-term disability benefits,
         (10) Tuition reimbursements, (11) Deferred compensation, or (12) any amount received which is used to determine an Employee's benefit under another qualified plan which is not maintained by the Employer and which is maintained by a professional guild.

                                      -4-

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         Employer Non-Elective Contributions
         The amount of a Participant's applicable Plan Compensation in accordance with Section 1.16 of the Basic Plan for the determination period for purposes of determining eligibility to share in the allocation of Employer Non-Elective Contributions (and forfeitures, if applicable) shall be wages, tips, and other fringe benefit compensation as reported on IRS Form W-2.

         If either Code section 3401 or Form W-2 compensation is chosen, Employer contribution amounts made pursuant to a salary reduction agreement which were not currently includible in an Employee's gross income by reason of Code section 125, Code section 402(e)(3), Code section 402(h)(1)(B), and Code section 403(b) will be included in determining Compensation.

3.2      EMPLOYEE ELECTIVE DEFERRAL CONTRIBUTIONS

         A Participant may agree in writing to reduce the Participant's Compensation by salary reduction agreement and authorize the Employer to contribute such amounts to the Plan on his or her behalf as Employee Elective Deferral Contributions per Section 1.20 of the Basic Plan. A salary reduction agreement or other deferral mechanism may not be adopted retroactively.

         The maximum Employee Elective Deferral contribution shall be 25% of the Code section 415 Compensation per Section 1.15 of the Basic Plan for the Plan Year, to a maximum of $10,500 as adjusted per Code section 402(g). In addition, in no event will a Participant be entitled to make an Employee Elective Deferral contribution which exceeds 15% of a Participant's applicable Compensation.

         Upon reasonable advance notice not to exceed 30 days, a Participant may request a resumption, cessation, or an increase or decrease in the amount of Employee Elective Deferral Contributions effective as of the next calendar quarter.

         In addition to any other election periods provided under the Plan, each Participant may make or modify an election for Employee Elective Deferral Contributions during the 30-day period immediately following receipt of a Safe Harbor Notice in accordance with
         Section 1.63 of the Basic Plan.

         The Plan Administrator may suspend the salary reductions of any Participant who is a Highly Compensated Employee if it is deemed necessary to insure that the Plan meets IRS nondiscrimination rules under Code section 401(k) and Code section 401(m).

3.3      NON-ELECTIVE CONTRIBUTIONS AND QUALIFIED NON-ELECTIVE CONTRIBUTIONS

         (a)  Amount of Basic Employer Non-Elective Contributions

         The amount of Employer Non-Elective Contributions for a Plan Year shall be a discretionary amount as determined by the Employer.

         The allocation of such Employer Non-Elective Contributions shall be in accordance with an integrated formula, to the maximum permitted under law and IRS rules in accordance with Section 3.2(c) of the Basic Plan. The integration level for such integrated allocation shall be the social security tax base (the FICA base) in effect on the first day of the Plan Year of reference.

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         The maximum  integration  percentage for such integrated  allocation shall be either 5.7%; or 5.4% if the integration level is less than 100% and more than 80% of the FICA base; or 4.3% if the integration level is more than the greater of $10,000 or 20% of the FICA base, and not more than 80% of the FICA base.

         (b) Eligibility to Share in the Allocation of Basic Employer Non-Elective Contributions

         An Eligible Participant shall be eligible to share in the allocation of Basic Employer Non-Elective Contributions for a Plan Year if he or she was a Participant during the Plan Year.


         Failsafe Allocation: For any Plan Year in which the Plan fails to satisfy the average benefit percentage test of Code section 410(b)(2) and the average  benefits  test of regulation section 1.401(a)(4) (or the Administrator is unable to or elects not to perform such test), in accordance with Section 3.6 of the Basic Plan to the extent necessary to insure that the Plan satisfies one of the tests set forth in Code section 410(b)(1)(A) (in which the Plan initially fails to benefit at least 70% of Non-Highly Compensated Employees) or Code sections 410(b)(1)(B) (in which the Plan initially fails to benefit a percentage of Non-Highly Compensated Employees that is at least 70% of the percentage of Highly Compensated Employees who benefit under the Plan), an additional Employer contribution may be made and allocated for certain Employees.

         To determine each Employee's priority within each group indicated in Section 3.6 (a), (b), (c), and (d) of the Basic Plan, for this purpose individuals will be ranked as follows: by Compensation for the Plan Year with the lowest amount first beginning first by including only those who were Employees on the last day of the Plan Year and then those Employees who completed at least 1,000 Hours of Service during the Plan Year.

         (c)  Amount of Employer Qualified Non-Elective Contributions

         Subject to the Safe Harbor Employer Qualified Non-Elective Contributions as provided for in Section 3.5, the amount of Employer Qualified Non-Elective Contributions (QNECs) for a Plan Year shall be a discretionary amount as determined by the Employer. In addition, to the extent deemed necessary to assist in satisfying IRS nondiscrimination rules under Code section 401(k) and Code section 401(m), the Plan  Administrator  may  elect  for any  Plan
         Year to treat all or a portion of Basic Employer Non-Elective Contributions as Employer Qualified Non-Elective Contributions in accordance with Section 3.1(a)(5) of the Basic Plan.

         (d)  Allocation of Employer Qualified Non-Elective Contributions

              (1) Participants  Eligible For An  Allocation:  Subject to
                  paragraph (2) below, QNECS will be allocated to each Eligible Participant who is an NHCE for the Plan Year and who (A) is eligible for a Non-Elective Contribution for the Plan
                  Year, or (B) if Non-Elective Contributions are not permitted or if eligibility for Non-Elective Contributions is more restrictive than for Elective Deferrals and for any Plan Year the Administrative so elects, who is considered an Eligible Participant only for the purpose of making Elective Deferrals. Alternatively, at the Administrator's discretion, such allocation under clauses (A) or (B) above may also be made to all such Eligible Participants who are HCEs for the Plan Year, provided the ADP and ACP Tests are passed.

              (2) Method Of  Allocation:  Any  allocation  under this Section will be made beginning with a group as determined by the Administrator of one of more such Eligible Participants who

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                  have the lowest  Compensation  and continuing with the
                  next one or more Eligible Participant who have the next lowest Compensation until no further allocations are required for the Plan to pass the ADP or ACP Tests. The amount that is so allocated for any such Eligible Participant will be determined by the Administrator, but will not exceed an amount equal to such Participant's maximum Annual Addition for the Plan Year as set forth in
                  Article 6.

                  In addition,  if permissible  disaggregation  under Code
                  section 410(b)(4) or Code section 401(k)(3)(F) is utilized for purposes of ADP and/or ACP testing for the Plan Year, the Administrator may further limit the number of Eligible Participants who receive such allocation to those Participants (A) who also satisfy the maximum minimum age and service requirements under Code section 410(b) for the purpose of making Elective Deferrals, or (B) to those Participants who do not satisfy the maximum minimum age and service requirements under Code section 410(b) for the purpose of making Elective Deferrals; and if permissible disaggregation under Code section 410(b)(4) is utilized for ADP and/or ACP testing for the Plan Year, the Administrator may also determine that a different allocation amount be made hereunder with respect to such Eligible Participants in clauses (A) or (B).

3.4      EMPLOYER BASIC MATCHING AND QUALIFIED MATCHING CONTRIBUTIONS

         (a)  Amount of Employer Basic Matching Contributions

         For the Plan Year or any other contribution period the Employer in its sole discretion may make a Basic Matching Contribution which will be allocated to an Eligible Participant's Matching Contributions Account in any specific dollar amount (including zero) and/or any specific percentage (including zero) of all or a portion of Elective Deferrals, as determined by the Employer.

         True-Up Election: If for any Plan Year Employer Basic Matching Contributions are made to the Plan on a basis that is more frequent than annual, and if on the last day of any such Plan Year the dollar amount of any such contribution made on behalf of an Eligible Participant is less than the dollar amount that would have been made if such contribution for that Plan Year had been contributed on an annual basis only, then the Employer may elect for any such Plan Year to make an additional contribution in order to make the amount contributed for a Eligible Participant for the full Plan Year equal to the amount that would have been made if the contribution for that Plan Year had been contributed on an annual basis only. However, any such additional contribution can only be made to the Plan on a uniform nondiscriminatory basis.

         (b) Eligibility to Share in the Allocation of Employer Basic Matching Contributions

         A Participant shall be entitled to share in the allocation of Employer Basic Matching Contributions for a Plan Year if he or she was an Eligible Participant and made Elective Deferral Contributions during the Plan Year.

         Highly Compensated Employees are only entitled to share in Basic Employer Matching Contributions to the extent the Plan satisfies IRS nondiscrimination rules under Code Sections 401(k) and 401(m).

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(c)      Amount of Employer Qualified Matching Contributions

         Subject to the Safe Harbor Employer Qualified Matching Contributions as provided for in Section 3.5, the amount of Employer Qualified Matching Contributions made by an Employer shall be discretionary for each Plan Year.

         (d)  Allocation of Employer Qualified Matching Contributions

         Except for any Safe Harbor Qualified Matching Employer Contributions as provided for in Section 3.5, Employer Qualified Matching Contributions (QMACs) and Employer Basic Matching Contributions that are treated as Employer Qualified Matching Contributions will be allocated to the Qualified Matching Contribution Account of a Participant in accordance with the following provisions:

              (1) Participants Eligible For An Allocation:

                  (A) Subject to subparagraph (B) and paragraph (2) below, Qualified Matching Contributions will be allocated on behalf of each Eligible Participant who (i) is an NHCE for the Plan Year and who is eligible for an Employer Basic Matching Contribution for the Plan Year or (ii) if eligibility for Matching Contributions is more restrictive than for Elective Deferrals, and for any Plan Year the Administrator so elects, who is considered an Eligible Participant only for the purpose of making Elective Deferrals. Alternatively, at the Administrator's discretion, such allocation under clauses (A) (i) or (ii) above may also be made to all such Eligible Participants who are HCEs for the Plan Year provided the ADP and ACP Tests are passed.

                  (B) In addition, if permissable disaggregation under Code section 410(b)(4) or Code section 401(k)(3)(F) is utilized for purposes of ADP and/or ACP testing for the Plan Year, the Administrator may further limit the number of Eligible Participants who receive such allocation to those Participants (i) who also satisfy the maximum minimum age and service requirements under Code section 410(b) for the purpose of making Elective Deferrals, or (ii) to those Participants who do not satisfy the maximum minimum age and service requirements under Code section 410(b)for the purpose of making Elective Deferrals; and if permissable disaggregation under Code section 410(b)(4) is utilized for ADP and/or ACP testing for the Plan Year, the Administrator may also determine that a different allocation amount be made hereunder with respect to such Eligible Participants in clauses (B)(i) and (ii).

              (2) Participant Ranking:  Notwithstanding  subparagraph (1), in making an allocation of Qualified Matching Contributions, the Administrator may limit the number of Eligible Participants who receive such allocation by beginning with a group as determined by the Administrator of one or more such Eligible Participants who have the lowest Compensation and continuing with the next one or more Eligible Participants who have the next lowest Compensation until no further allocations are required for the Plan to pass the ADP or ACP Tests. The amount so allocated for any such Eligible Participant will be determined by the Administrator as a percentage of each such Participant's Elective Deferrals which are eligible for Employer Matching Contributions, but will not exceed an amount which, when taking into account all other Annual Additions for the Plan Year exceeds each such Participant's maximum Annual Addition as set forth in Article 6.

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3.5      SAFE HARBOR NON-ELECTIVE AND MATCHING CONTRIBUTIONS

         Beginning with the Plan Year which commences in 1999, for any Plan Year for which the Employer issues a Safe Harbor Notice under Section
         1.63 of the Basic Plan notifying Participants that a Safe Harbor Non-Elective Contribution or Matching Contribution or Alternative Contribution will be made for a Plan Year (or that such contribution may be made and subsequently issues a supplemental notice notifying Participants that such contribution will actually be made), and elects to administer the Plan pursuant to the "safe harbor" provisions of Code section 401(k)(12) (pertaining to alternative methods of satisfying the ADP Test) and/or Code section 401(m)(11) (pertaining to additional alternative methods of satisfying the ACP
         Test), the Employer will make a minimum ADP Test Safe Harbor Contribution, the amount of which shall be at least equal to a Non-Elective Contribution as described in paragraph (a) below, or a Matching Contribution as described in paragraph (b) below.

         For these purposes a "Safe Harbor Participant" shall be eligible to share in such contributions. A Safe Harbor Participant shall mean each Eligible Participant who is an NHCE for the Plan Year (and, if the Sponsoring Employer elects, who is an HCE for the Plan Year) who was eligible to make an Elective Deferral to the Plan at any time during the Plan Year or who would have been eligible to make Elective Deferrals but for a suspension due to a hardship distribution or a statutory limitation (such as Code section 402(g) and section 415).

         Any such Safe Harbor Notice under Section 1.63 of the Basic Plan must specify the Plan Year for which the safe harbor is elected, the method in which the safe harbor is to be satisfied, and whether Safe Harbor contributions will be made to HCEs as well as NHCEs. A Safe Harbor Notice will be deemed to be an amendment to this Plan.

         (a) Amount and Allocation of Employer Safe Harbor Non-Elective Contributions

         The Employer Safe Harbor Non-Elective Contribution shall be equal to a minimum of 3% of the applicable Compensation of each Safe Harbor Participant who is not a Highly Compensated Employee for the Plan Year.

         The Employer may also make an Employer Safe Harbor Non-Elective Contribution equal to a discretionary amount as determined by the Employer equal to up to a similar % of the applicable Compensation of each Eligible Participant who is a Highly Compensated Employee for the Plan Year and who was eligible to make an Elective Deferral to the Plan at any time during the Plan Year or who would have been eligible to make Elective Deferrals but for a suspension due to a hardship distribution or a statutory limitation (such as Code section 402(g) and section 415).

         (b)  Amount and Allocation of Employer Safe Harbor Matching
              Contributions

         The Employer Safe Harbor Matching Contribution shall be at least equal to the "Tiered Match" or "Enhanced Match" as described in
         Section 3.1(a)(3) of the Basic Plan. Notwithstanding the foregoing, Matching Contributions contributed under this subparagraph must, at any rate of Elective Deferral Contributions, equal at least the Matching Contribution the Participant would have received if the Employer were making Tiered Matching Contributions, but the rate of match cannot increase as Elective Deferral Contributions increase.

         True-Up Election: If for any Plan Year Employer Safe Harbor Matching Contributions are made to the Plan on a basis that is more frequent than annual, and if on the last day of any such Plan

         Year the dollar amount of any such contribution made on behalf of a Safe Harbor Participant is less than the dollar amount that would have been made if such contribution for that Plan Year had been contributed on an annual basis only, then the Employer may elect for any such Plan Year to make an additional contribution in order to make the amount contributed for a Safe Harbor Participant for the full Plan Year equal to the amount that would have been made if the contribution for that Plan Year had been contributed on an annual basis only. However, any such additional contribution can only be to the Plan made on a uniform nondiscriminatory basis.

3.6      FORFEITURE REALLOCATION RULES

         A forfeiture of all or a portion of a Participant's Account(s) which are not 100% vested shall be deemed to occur on the day the Participant last completed an Hour of Service.

         Forfeitures ttributable to Non-Elective Contributions not required to make restorations per Section 5.7 of the Basic Plan or pay administrative expenses per Section 3.4 of the Basic Plan will be reallocated in the current or next succeeding Plan Year, reducing like kind contributions for the succeeding year.

         Forfeitures attributable to Matching Contributions not required to make restorations per Section 5.7 of the Basic Plan or pay administrative expenses per Section 3.4 of the Basic Plan will be reallocated in the current or next succeeding Plan Year, reducing like kind contributions for the succeeding year.

         Unallocated forfeitures shall share in the allocation of Trust Fund investment earnings or losses.

3.7      HIGHLY COMPENSATED EMPLOYEE

         The term Highly Compensated Employee is defined in Section 1.29 of the Basic Plan. The family aggregation rules which were described in Code section 414(q)(6) as in effect prior to January 1, 1997 will not apply to this Plan for Plan Years beginning on or after January 1, 1997. In determining who is a Highly Compensated Employee for a particular Plan Year, the following will apply:

         Determination Of Look-Back Year: The look-back year will be the 12 month period immediately preceding the Plan Year for which the determination is being made.

         Top Paid Group Election: In determining if an Employee is a Highly Compensated Employee based on Code section 415 Compensation, the top paid group election set forth in Code section 414(q)(3) is being applied for the following Plan Years: the 2000 Plan Year and the 2001 Plan Year.

3.8      NONDISCRIMINATION TESTING

         For the first  Plan Year of the Plan,  the  actual  deferral percentage
         (ADP) and actual contribution percentage (ACP) of Participants who are NHCEs for the Plan Year shall be 3% or, if greater, the actual ADP and ACP of NHCEs for the Plan Year as determined for such first Plan Year.

         Subject to the provisions of Section 1.2 and 1.11 of the Basic Plan, for purposes of determining IRS nondiscrimination testing under Code section 401(k) and section 401(m), the current Plan Year ADP and ACP of non Highly Compensated Employees shall be determined for this Plan Year and future Plan Years based on the current Plan Year of testing.

         Sections 5.16, 5.17, and 5.18 of the Basic Plan provide for corrective action in the event the nondiscrimination tests of Code section 401(k) and section 401(m) would otherwise be failed for any Plan Year. This corrective action must be taken before the end of the Plan Year following the year in which the failure occurred, or such other later date as permitted by Internal Revenue Service rules. In order to avoid an excise tax, corrective action must be within 12 months following the end of the year in which the failure occurred. The excise tax, payable by the Employer, currently equals 10% of the amount by which allocations to Highly Compensated Employees exceed the permissible level.

3.9      VOLUNTARY EMPLOYEE CONTRIBUTIONS

         There shall be no voluntary non-deductible employee contributions permitted after the effective date of this amended plan.

3.10     ROLLOVER CONTRIBUTIONS

         Rollover contributions shall be permitted for all Employees who are in the eligible class of Employees in accordance with Section 2.4, r egardless of whether such Employee has yet to satisfy the eligibility requirements of Section 2.

         A withdrawal of the Employee's Rollover Account may be requested as of the earlier of (1) the date the Employee is entitled to a distribution of the Participant's benefits under the provisions of Section 5, or (2) the soonest possible administratively practical date after the Participant's Termination of Employment.


                                     SECTION 4
                           RETIREMENT DATES AND VESTING

4.1      NORMAL RETIREMENT DATE

         A Participant's Normal Retirement Age is Age 65 or if later the effective date of this or a predecessor plan. The term Normal Retirement Date means the same date a Participant reaches Normal Retirement Age.

4.2      EARLY RETIREMENT DATE AND BENEFITS

         There is no Early Retirement Age under the Plan.

4.3      VESTED PERCENTAGE (See Section 4.6 of the Basic Plan)

         For purposes of determining vesting, Years of Service shall be determined in accordance with Section 2.5. All contributions are vested upon attaining Normal Retirement Age, death or Disability.

         In all other cases, the following vesting schedule shall apply to Matching Contributions and Non-Elective Contributions, including amounts attributable to Minimum Top-Heavy Allocations:

            Years of Service             Vested Interest

                  1 . . . . . . .. . . . . .   20%
                  2 . . .  . . . . . . . . .   40%
                  3 . . . . . . . . . . .  .   60%
                  4 . . . . . . . . . . . .    80%
                  5 . . . . . . . . .. . . .  100%

4.4      BUY BACK REQUIREMENT

         A partially vested Participant whose employment has terminated and who receives one or more distributions that are less than 100% of the value of his or her Account(s), shall forfeit any remaining non-vested Account balances. Such Participant is entitled to restoration of the forfeited Account balance(s) upon his or her upon re-employment by the Employer as an Employee only if the Participant repays to the Plan the sum of the amounts previously distributed to him or her. Repayment must be completed before five consecutive 1-year Breaks in Service have occurred and in any event within five years after the date employment is resumed.


                                     SECTION 5
                                  DISTRIBUTIONS

5.1      DISTRIBUTIONS UPON DEATH, RETIREMENT, OR DISABILITY

         A Participant who retires at or after Normal Retirement Date or who terminates employment because of a Disability, or the Beneficiary of a Participant who dies prior to the commencement of benefits, shall be entitled to receive a distribution of his or her vested Accounts shortly following such event, but subject to the option to defer distributions in accordance with Section 5.4, not later than a date as soon as administratively practical after the Valuation Date coincident with or next following such event.

         For these purposes, a Participant shall be considered to have incurred a Disability if he or she is totally and permanently disabled in a manner which prevents the Participant from engaging in any occupation for remuneration or profit.

5.2      DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT

         Subject to the option to defer  distributions  in accordance with
         Section 5.4, a Participant who terminates employment prior to the dates indicated in Section 5.1 shall receive a distribution of the Vested Interest in his or her Account(s) as soon as administratively practical after the request of the Participant.

5.3      REQUIRED DISTRIBUTIONS AFTER AGE 70 1/2

         The required beginning date for a Participant who is employed by an Employer and has not commenced benefits shall be for a Participant who is not considered a 5% owner, the April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or retires from the Employer, and for a Participant who is a 5% owner, the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

         The pre-retirement age 70 1/2 distribution option will only be eliminated with respect to Employees who reach age 70 1/2 in or after a calendar year that begins after the later of December 31, 1998, or the adoption date of this amended plan. The pre-retirement age 70 1/2 distribution option is an optional form of benefit under which benefits payable in a particular distribution form (including any modifications that may be elected after benefit commencement) begin at a time during the period that begins on or after January 1st of the calendar year in which an Employee reaches age 70 1/2 and ends April 1 of the immediately following calendar year.

         However, if the Administrator offers an election to defer distributions, any Participant who reaches age 70 1/2 in years after 1995 may elect by April 1st of the calendar year following the year in which he or she reached age 70 1/2 (or by December 31, 1997 in the case of a Participant who reaches age 70 1/2 in 1996) to defer distributions until the calendar year following the calendar year in which such Participant retires. If no such election is made, the Participant will begin receiving distributions by April 1st of the calendar year following the year in which he or she reaches age
         70 1/2 (or by December 31, 1997 in the case of a Participant who reaches age 70 1/2 in 1996). In addition, if the Administrator offers an election to suspend distributions, any Participant who reaches
         Age 70 1/2 in years prior to 1997 may elect to stop distributions and recommence by April 1st of the calendar year following the year in which the Participant retires. A new annuity starting date shall begin upon the recommencement date.

5.4      FORMS OF BENEFIT PAYMENT

         For Plan Years beginning before August 6, 1997, a Participant or other payee whose total distribution including any prior Plan distributions (excluding Rollovers) is equal to a lump sum of $3,500 or less shall only be entitled to a lump sum distribution. If the lump sum exceeds such amount, benefits shall be distributed in accordance with the remainder of this Section 5.

         For Plan Years beginning on or after August 6, 1997, a Participant or other payee whose total distribution including any prior Plan distributions (excluding Rollovers) is equal to a lump sum of $5,000 or less shall only be entitled to a lump sum form of benefit distribution. If the lump sum exceeds $5,000, benefits shall be distributed in accordance with the remainder of this Section 5.

         A Participant whose total distribution including any prior Plan distributions (excluding Rollovers) exceeds the above amount(s) shall be entitled to a normal form of distribution of a Qualified Joint and Survivor Annuity if the Participant is married on the Annuity Starting Date and has not died before such date; and if the Participant is unmarried on the Annuity Starting Date and has not died before such date, as a life annuity. Subject to the spousal consent requirements of Section 5.8 of the Basic Plan, such a Participant shall also be entitled to elect an optional form of distribution in the form of a lump sum (or in designated sums from time to time as elected by the Participant or payee) in cash or property or, with the consent of the Administrator, in monthly, quarterly, semi-annual or annual cash installments over a period certain of up to 10 years or in any other form of distribution permitted in accordance with
         Section 5.1 of the Basic Plan. If installments are elected, the lump sum benefit will either be segregated and separately invested by the Trustee or it will be invested in a nontransferable annuity available for purchase from an insurance company providing for installments (which does not include as part of the annuity a life contingency element).

         In addition, a Participant or Beneficiary of the Participant shall have the option to defer the commencement of his or her distribution (a) for the Participant and for the Participant's Spouse Beneficiary, for a period up to but no later than the Participant's Normal Retirement Date; and (b) for the Participant's non-spouse Beneficiary, for a period not to exceed 5 years following the last day of the Plan Year during which the Participant last completed an hour of service, but no later than the Participant's Normal Retirement Date.

5.5      IN-SERVICE DISTRIBUTIONS

         A Participant may elect to receive an in-service distribution of his or her Account balance attributable to Elective Deferral Contributions in accordance with Section 5.20 of the Basic Plan without satisfying any hardship requirements provided the Participant has attained Age 59 1/2.

         Amounts attributable to Employer Qualified Matching Contributions and Employer Qualified Non-Elective Contributions shall not be available for in-service distributions.

         Subject to the joint and survivor requirements of Section 5.8 of the Basic Plan, an in-service distribution shall only be available in a lump sum form and, if applicable to an amount transferred from a plan subject to joint and survivor requirements of the Code, must be consented to by the Participant's Spouse.

         There shall be no other in-service distributions prior to the date a Participant dies, retires, or otherwise terminates employment from the Employer except as otherwise may be permitted for hardship distributions in Section 5.6.

5.6      HARDSHIP DISTRIBUTIONS

         A Participant who is deemed eligible by the Plan administrator may request an in-service hardship withdrawal per Section 5.19 of the Basic Plan of his or her Elective Deferrals.

         Subject to the joint and survivor requirements of Section 5.8 of the Basic Plan, an in-service distribution shall only be available in a lump sum form, and, if applicable to an amount transferred from a plan subject to joint and survivor requirements of the Code, must be consented to by the Participant's Spouse.


                                        SECTION 6
                       SECTION 415 LIMITATION AND TOP HEAVY RULES

6.1      TOP-HEAVY RATIO PRESENT VALUES

         The interest and post retirement mortality factors set forth in the definition of Top Heavy Ratio in Article 1 of the Basic Plan shall apply.

6.2      TOP-HEAVY MINIMUMS

         The Top-Heavy Minimum Allocations are provided to all eligible Participants, including Key Employees.

         A Participant shall be eligible for a Top-Heavy Minimum Allocation for a Plan Year if he or she was a Participant during the Plan Year.

         An eligible Participant who participates in this Plan and one or more defined benefit plans that are part of a Top Heavy Required Aggregation Group will receive a Top Heavy Minimum Allocation under the Plan equal to 5% (or 7.5% if the 125% rule in Section 6.4(f) of the Basic Plan is used) of the Eligible Participant's applicable Compensation in lieu of any Top Heavy minimum benefit under the defined benefit Plan, in accordance with Section 3.5(c)(2) of the Basic Plan.

         An eligible Participant who participates in this Plan and in one or more other defined contribution plans that are part of a Top Heavy Required Aggregation Group will receive the Top Heavy Minimum Allocation under this Plan in lieu of any Top Heavy Minimum Allocation under another defined contribution plan.

6.3      LIMITATION YEAR FOR CODE section 415

         The limitation year for purposes of Code section 415 shall be the Plan Year. If this action constitutes a change in limitation year, a short limitation year is established, beginning the day after the last day of the limitation year in effect before this change and ending with the first limitation year ending on or after the date of execution of this Adoption Agreement.

         For the purpose of determining maximum benefits and contributions for Code section 415 per Article 6 of the Basic Plan, applicable Plan Compensation shall mean Code section 415 safe-harbor Compensation for the limitation year including Compensation not currently includible in gross income by reason of Code section 125 relating to cafeteria plans, section 402(e)(3) relating to lump sum distributions from qualified retirement plans, section 402(h)(1)(B) relating to Simplified Employee Pension Plans, section 403(b) relating to tax deferred annuities, or section 401(k) and section 402(a)(8) relating to cash or deferred plans. In addition, Code section 415 Compensation will also include elective amounts that are not includible in the gross income of the Employee by reason of Code section 132(f)(4) for Limitation Years beginning on or after January 1, 2001 (or if elected in Section 3.1(a), any earlier Limitation Year beginning on or after January 1, 1998).


                                     SECTION 7
                               LOANS AND INSURANCE

7.1      PARTICIPANT LOANS

         The Plan Administrator may arrange for the availability of Participant loans as described in Section 7.14 of the Basic Plan.
         The loan rules of Section 7.14 of the Basic Plan shall apply.

         Loans are treated (a) as a general investment of the Trust Fund rather than to the individual Participant's Account or (b) if the Sponsoring Employer and the Plan Administrator have elected to activate the investment fund options under Section 8.1 and
         Section 7.15 of the Basic Plan, as a reduction in the investment fund option from which it was withdrawn.

         The amount of loan shall not exceed the lesser of (a) $50,000 reduced by the excess of the highest loan during the preceding 12 months over the currently outstanding loan, or (b) one-half of the Vested Aggregate Account balance.

         The interest rate on such loans shall be 1% higher than the prime rate of interest charged by representative local commercial banks. The rate of interest on such loan shall be fixed at the time of the loan.

7.2      INSURANCE

         There shall be no insurance purchased under the Plan.

                                   SECTION 8
              PLAN ADMINISTRATION AND MISCELLANEOUS PROVISIONS

8.1      INVESTMENT FUND OPTIONS

         There shall be a single pooled investment fund accounting maintained for all Participants' Accounts, unless Participant investment fund elections are made available by adoption by the Sponsoring Employer and agreement by the trustee of rules relating to the Participant selection of two or more investment fund options in accordance with Section 7.15 of the Basic Plan.

         If the investment fund options offered under the Plan are intended to comply with Code section 404(c), the Plan administrator shall establish the rules relating to the investment fund options which shall be intended to comply with the provisions of Code section 404(c).

8.2      VALUATION DATE

         The dates for allocating Employer contributions shall be the last day of each Plan Year. The Valuation Dates for allocating Trust Fund investment earnings or losses and determining the value of Participants' Accounts shall occur daily.

8.3      QUALIFIED DOMESTIC RELATIONS ORDERS

         Distributions to alternate payees under a Qualified Domestics Relations Order (QDRO) shall be made prior to the time a Participant has terminated employment even if the affected Participant has not yet reached the Earliest Retirement Age as defined in Section 8.11 of the Basic Plan.

8.4      COVERAGE IN MULTIPLE PLANS

         If a Participant (a) is or was covered under two or more current or terminated plans sponsored by the same Employer (or Employers in the same controlled or affiliated service group) which are not paired plans per Section 8.5; or (b) is covered under either a welfare benefit fund as defined in Code section 419(e), or an individual medical account as defined in Code section 415(l)(2) under which amounts are treated as Annual Additions with respect to any Participant in this Plan, the following shall apply: The provisions of
         Article 6 of the Basic Plan shall be applicable so that Annual Additions under this Plan will be reduced first.

8.5      PLAN PAIRING PROVISION

         This Plan is not part of a group of paired plans.

8.6      TRUST AGREEMENT

         The Trust Agreement with the corporate  trustee named in the signature article is hereby established as part of this Plan as named in the signature Section.

                                    SECTION 9
                              RELIANCE AND ADOPTION

9.1      RELIANCE

         An Adopting Employer which adopts this Plan as a non standardized plan may rely on an opinion letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Code section 401 only to the extent provided in Announcement 2001-77, 2001-30 I.R.B.

         The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Announcement 2001-77. In order to obtain reliance in such circumstances or with respect to certain qualification requirements, application for a determination letter must be made to the Employee Plans Determinations of the Internal Revenue Service.

         This Adoption Agreement may be used only in conjunction with the Basic Plan identified in the title of this agreement.

         The appropriateness of the adoption of this Plan and the terms of the Adoption Agreement, its qualification with the Internal Revenue Service, and the related tax and Employee benefit consequences are the responsibility of the Sponsoring Employer and its tax and legal advisors.

9.2      ADMINISTRATIVE INFORMATION

         Failure to properly complete this Adoption Agreement may result in disqualification of the Plan. In accordance with IRS requirements, Accudraft, Inc. certifies that it will inform the adopting Sponsoring Employer of any amendments made to the prototype document forms or of the discontinuance or abandonment of such forms. For information r egarding these documents, the adopting Sponsoring Employer may contact Donald C. Whitmire, by mail addressed to Accudraft, Inc. at 940 Centre Circle, Altamonte Springs, FL 32714; or by telephoning (407) 774-0996.

9.3      AUTHORIZED  SIGNATURES

         FOR THE SPONSORING EMPLOYER:

         CRIIMI MAE MANAGEMENT, INC.


         Name and Title: Mark Libera                       V.P./General Counsel
                        ---------------------------------- --------------------
                         (Print name)                       (Title)

         Signature and Date: /s/Mark Libera                March 27, 2003
                             ----------------------------- --------------
                             (Signature)                        (Date)

         FOR AN ADDITIONAL ADOPTING EMPLOYER:
         (as authorized by the Sponsoring Employer):
         Adopting Employer:         CRIIMI MAE SERVICES, L.P.

         Name and Title: Mark Libera               V.P./General Counsel
                        -------------------------  --------------------
                        (Print name)               (Title)

         Signature and Date:/s/Mark Libera                      March 27, 2003
                            ----------------------------------  --------------
                            (Signature)                         (Date)



         CORPORATE TRUSTEE:         WILMINGTON TRUST COMPANY

                                    Julie Anne Black         Assistant V.P.
                                    -----------------------  ------------------
                                   (Print name)              (Title)
                                    /s/Julie Anne Black      March 28, 2003
         Signature and Date:        -----------------------  ------------------
                                    (Signature)              (Date)

                     WRITTEN CONSENT IN LIEU OF A SPECIAL MEETING
                                     OF THE
                BOARD OF DIRECTORS OF CRIIMI MAE MANAGEMENT, INC.


     In lieu of a special meeting of the Board of Directors ("Board") of CRIIMI MAE Management, Inc., a Maryland corporation (the "Corporation"), the Directors, in accordance with Section 2-408(c) of the Maryland General Corporation Law, unanimously agree to the following resolutions:

     WHEREAS, the Board has previously approved and adopted the CRIIMI MAE Management, Inc. Retirement Plan (the "Plan"); and

     WHEREAS, the Board deems it advisable and in the best interests of the Corporation to amend and restate the Plan effective as of January 1, 2002, to comply with certain proposed and final regulations under the Internal Revenue Code of 1986, as amended (the "Code"), and the Economic Growth and Tax Relief Reconciliation Act ("EGTRRA").

     NOW, THEREFORE, BE IT RESOLVED, that the Plan as amended and restated effective January 1, 2002, attached as Exhibit A hereto, is hereby adopted;

     FURTHER RESOLVED, that the amendment to the Plan under proposed regulations under Section 401(a)(9) of the Code, attached as Exhibit B , is hereby adopted with respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001;

     FURTHER  RESOLVED,   that  the  amendment  regarding  minimum  distribution
requirements in conformance with final regulations under the Code Section 401(a)(9) and Internal Revenue Service Announcement 2002-29, a copy of which is attached hereto as Exhibit C;

     FURTHER RESOLVED, that the amendment to increase the maximum elective deferral contribution amount under the Plan as permitted under Section 402(g) of the Code, attached as Exhibit D, is hereby adopted;

     FURTHER RESOLVED, that the "Good Faith" amendment to the Plan for conformance with EGTRRA, attached as Exhibit E, is hereby adopted; and

     FURTHER RESOLVED, that the proper officers of the Corporation be, and each of them hereby is, authorized and directed to take all further actions and to execute all further agreements, instruments and documents as shall be necessary or desirable in order to effectuate the foregoing resolutions.

     The Directors, by signing this consent, agree to the transaction of the business of the special meeting of the Board of Directors by a unanimous consent of the Directors in lieu of such meeting effective as of the 23rd day of January 2003, and order that this consent be filed with the records of the proceedings of the Board of Directors.




                                      /s/Barry S. Blattman
                                      ------------------------------
                                      Barry S. Blattman


                                      /s/David B. Iannarone
                                      ------------------------------
                                      David B. Iannarone

                     CRIIMI MAE MANAGEMENT, INC.
                         RETIREMENT PLAN

              ADDITIONAL EMPLOYER ADOPTION AGREEMENT


     THIS AGREEMENT is made and entered into as of the date below between CRIIMI MAE MANAGEMENT, INC. (the Sponsor) and CRIIMI MAE SERVICES, L.P. (the Adopting Employer).

                        W I T N E S S E T H:

     WHEREAS, the Sponsor previously established the CRIIMI MAE Management, Inc. Retirement Plan (hereafter called the Plan) which the Adopting Employer wishes to adopt;

     NOW, THEREFORE, effective January 1, 2002, the Adopting Employer hereby adopts the Plan subject to the following conditions and limitations:

         (1) The Adopting Employer agrees to abide by such rules and procedures as the Administrator deems necessary for the proper administration of the Plan.

         (2) With respect to the Adopting Employer, the definition of Fiscal Year will mean the tax year of the Adopting Employer.

         (3) Employees of the Adopting Employer will be given credit for all Years of Service or Periods of Service earned with the Employer.

         (4) Employees of the Employer will be given credit for all Years of Service or Periods of Service earned with the Adopting Employer.

     IN WITNESS WHEREOF, this agreement is hereby executed by the parties hereto this 27th day of March , 2003.

                               CRIIMI MAE MANAGEMENT, INC.


                               /s/Mark Libera
                               -------------------------------------
                               By



                               CRIIMI MAE SERVICES, L.P.
                               By:  CMSLP Management Company, Inc., its
                                     General Partner

                               /s/Mark Libera
                               -------------------------------------
                               By

                              AMENDMENT
          TO INCREASE THE MAXIMUM ELECTIVE DEFERRAL AMOUNT



Name Of Plan:     CRIIMI MAE Management, Inc. Retirement Plan (the "Plan")

Plan Sponsor:     CRIIMI MAE Management, Inc. (the "Sponsor")


THIS AMENDMENT is hereby adopted by the Sponsor in order to increase the maximum allowable Elective Deferral contributions under the Plan to up to 100% of each Eligible Participant's Compensation. Accordingly, the following amendment shall be effective for the Plan Year which begins in 2002:

The second paragraph of Section 3.2 of the Adoption Agreement is hereby amended in its entirety to read as follows:

         The maximum Employee Elective Deferral contribution for a Participant for a Plan Year shall be 100% of the Code section 415 Compensation per Section 1.15 of the Basic Plan for the Plan
         Year inclusive of any other amounts allocated to such Participant and counted under Code section 415(c)and section 611(b) and section 32 of the Economic Growth and Tax Relief Reconciliation Act (EGTRRA), to the maximum dollar amount permitted under Code section 402(g).



                              CRIIMI MAE MANAGEMENT, INC.


                              /s/Mark Libera
                              ---------------------------------------
                              By
                              Date: March 27, 2003

                      FINAL CODE section 401(a)(9) AMENDMENT
                 REGARDING MINIMUM DISTRIBUTION REQUIREMENTS


Name Of Plan:     CRIIMI MAE Management, Inc. Retirement Plan (the "Plan")

Plan Sponsor:     CRIIMI MAE Management, Inc. (the "Sponsor")

This Amendment is hereby adopted by the Sponsor to permit the Plan to make required minimum distributions in accordance with final Internal Revenue Service regulations under Code section 401(a)(9) effective no later than for calendar years which begin in 2003 in accordance with Rev. Proc. 2002-29.

Section 1. General Rules

1.1. Effective Date. The provisions of this amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.

1.2. Coordination with Minimum Distribution Requirements Previously in Effect. Required minimum distributions for calendar 2002 will be determined as follows: If the total amount of 2002 required minimum distributions under the Plan made to a distributee for calendar 2002 (a) equals or exceeds the required minimum distributions determined under this amendment, then no additional distributions will be required to be made for 2002 on or after such date to the distribute; or (b) is less than the amount determined under this amendment, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this amendment.

1.3. Precedence. The requirements of this amendment will take precedence over any inconsistent provisions of the Plan and any prior amendments thereto.

1.4. Requirements of Internal Revenue Service Regulations Incorporated. All distributions required under this amendment will be determined and made in accordance with the Internal Revenue Service regulations under Code section 401(a)(9).

1.5. TEFRA section 242(b)(2) Elections. Notwithstanding the other provisions of this amendment, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to section 242(b)(2) of TEFRA.

Section 2. Time and Manner of Distribution

2.1. Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

2.2. Death of Participant Before Distribution Begin. If the Participant dies before distributions begin, his or her entire interest will be distributed, or begin to be distributed, no later than as follows:

       (a) If the Participant's surviving Spouse is the Participant's sole designated Beneficiary, then subject to section 2.2 (e) below distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

       (b) If the Participant's surviving Spouse is not the Participant's sole designated Beneficiary, then subject to section 2.2(e) below distributions to the designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

       (c) If there is no designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

       (d) If the Participant's surviving Spouse is the Participant's sole designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this section 2.2, other than section 2.2(a), will apply as if the surviving Spouse were the Participant.

       (e) If the Participant dies before distributions begin and there is a designated Beneficiary, distribution to the designated Beneficiary is not required to begin by the date specified in sections 2.2(a) or (b) above if the Participant's entire interest is distributed to the designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. In addition, a designated Beneficiary who is receiving payments under this 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

         For purposes of this section 2.2 and section 4, unless section 2.2(d) applies, distributions are considered to begin on the Participant's Required Beginning Date. If section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under section 2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving Spouse before the date distributions are required to begin to the surviving Spouse under section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

2.3. Forms of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with sections 3 and 4 of this amendment. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code section 401(a)(9) and the IRS regulations.

Section 3. Required Minimum Distributions During Participant's Lifetime

3.1. Amount of Required Minimum Distribution for Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed each distribution calendar year is the lesser of
       (a) the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table in section 1.401(a)(9)-9 of the IRS regulations using the Participant's age as of his or her birthday in the distribution calendar year; or
       (b) if the Participant's sole designated Beneficiary for the distribution calendar year is the Participant's Spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table in section 1.401(a)(9)-9 of the IRS regulations using the Participant's and Spouse's attained ages as of the Participant's and Spouse's birthdays in the distribution calendar year.

3.2. Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this section 3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death

Section 4. Required Minimum Distributions After Participant's Death

4.1.   Death On or After Date Distributions Begin

       (a) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated Beneficiary, determined as follows: (1) the Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year; (2) if the Participant's surviving Spouse is the sole designated Beneficiary, the remaining life expectancy of the surviving Spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving Spouse's age as of the Spouse's birthday in that year. For distribution calendar years after the year of the surviving Spouse's death, the remaining life expectancy of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse's birthday in the calendar year of the Spouse's death, reduced by one for each subsequent calendar year; and (3) if the Participant's surviving Spouse is not the Participant's sole designated Beneficiary, the designated Beneficiary's remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

       (b) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one each subsequent year.

4.2.   Death Before Date Distributions Begin

       (a) Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's designated Beneficiary, as determined in section 4.1.

       (b) No Designated Beneficiary. If the Participant dies before distributions begin and there is no designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the 5th anniversary of the Participant's death.

       (c) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving Spouse is the Participant's sole designated Beneficiary, and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under section 2.2(a), this section 4.2 will apply as if the surviving Spouse were the Participant.

Section 5. Definitions

5.1. Designated Beneficiary. The Beneficiary designated by the Participant is the designated Beneficiary under Code section 401(a)(9) and section 1.401(a)(9)-1, Q&A-4 of the IRS regulations.

5.2. Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under section 2.2. The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year.

5.3. Life expectancy. Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the IRS regulations.

5.4. Participant's Account balance. For purposes of determining minimum distributions the Account balance as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. The Account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

                            CRIIMI MAE MANAGEMENT, INC.


                            /s/Mark Libera
                            ---------------------------------------
                            By
                            Date:  March 27, 2003

                 EGTRRA "GOOD FAITH"PLAN AMENDMENT
 FOR DEFINED CONTRIBUTION PLANS WHICH INCLUDE 401(k) PROVISIONS

      Per IRS Notices 2001-42, 2001-56, and 2001-57 and the
 Job Creation and Worker Assistance Act of 2002 (the 2002 Tax Act)


Name Of Plan: CRIIMI MAE Management, Inc. Retirement Plan (the "Plan")

Plan Sponsor: CRIIMI MAE Management, Inc. (the "Sponsor")

This Amendment is hereby adopted by the Sponsor to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), is intended as good faith compliance with the requirements of EGTRRA, and is to be construed in accordance with EGTRRA and guidance issued thereunder, including IRS Notices 2001-42, 2001-56, and 2001-57, and with the Job Creation and Worker Assistance Act of 2002 (the 2002 Tax Act). This amendment will supersede the provisions of the Plan to the extent they are inconsistent with the provisions of this amendment, and except as otherwise indicated, is effective as of the first day of the first Plan Year beginning after December 31, 2001.

                         WITNESSETH:

     WHEREAS, the Sponsoring Employer desires to amend the Plan, heretofore established by the Sponsoring Employer.

     NOW THEREFORE, it is hereby agreed by and between the Sponsoring Employer and the Trustees that the Plan is hereby amended effective as of the first day of the first Plan Year beginning after December 31, 2001 (except where otherwise indicated) as follows:


     sections 611(b) and 632 of EGTRRA - LIMITATIONS ON CONTRIBUTIONS

     Maximum Annual Addition: Except to the extent permitted under this amendment which provides for catch-up contributions under EGTRRA section 631 and Code section 414(v), if applicable, the Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year will not exceed the lesser of (a) $40,000, as adjusted for increases in the cost-of-living under Code section 415(d), or
     (b) 100 percent of the Participant's Compensation, within the meaning of Code section 415(c)(3), for the Limitation Year. The Compensation limit referred to in (b) will not apply to any contribution for medical benefits after separation from service (within the meaning of Code section 401(h) or Code section 419A(f)(2)) which is otherwise treated as an Annual Addition.

     section 611(c) of EGTRRA - INCREASE IN COMPENSATION LIMIT

     The annual Compensation of each Participant used in determining allocations (including Top-Heavy Minimum Allocations) will not exceed $200,000 as adjusted for cost-of-living increases in accordance with Code section 401(a)(17)(B). Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year.

     section 612 of EGTRRA - PLAN LOANS FOR OWNER-EMPLOYEES / SHAREHOLDER EMPLOYEES

     Effective for Plan loans made after December 31, 2001, Plan provisions prohibiting or otherwise restricting loans to any Owner-Employee or Shareholder-Employee will cease to apply.

     section 613 of EGTRRA - MODIFICATION OF TOP-HEAVY RULES

     1. Effective Date: This section will apply for purposes of determining whether the Plan is a Top-Heavy Plan under Code section 416(g) for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Code section 416(c) for such years. This section amends the sections of the Plan that include Top-Heavy provisions.

     2.  Determination of Top-Heavy Status:

         (a) Key Employee: Key Employee means any employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual Compensation greater than $130,000 (as adjusted under Code section 416(i)(1) for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual Compensation of more than $150,000. For this purpose, annual Compensation means Compensation within the meaning of Code section 415(c)(3). The determination of who is a Key Employee will be made in accordance with Code section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

         (b) Determination of Present Values and Amounts: This section 2 will apply for purposes of determining the present values of accrued benefits and the amounts of Account balances of Employees as of the determination date.

              (1) Distributions  During The Year Ending On The  Determination
              Date: The present values of accrued benefits and the amounts of Account balances of an Employee as of the determination date will be increased by the distributions made with respect to the Employee under the Plan and any Plan aggregated with the Plan under Code section 416(g)(2) during the 1-year period ending on the determination date. The preceding sentence will also apply to distributions under a terminated Plan which had it
              not  been  terminated   would  have  been  aggregated  with  the
              Plan under Code section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than severance from employment, death, or disability, this provision will apply by substituting "5-year period" for "1-year period."

              (2) Employees Not Performing Services During The Year Ending On The Determination Date: The accrued benefits and the amounts of Account balances of any individual who has not performed services for the Employer during the 1-year period ending on the determination date will not be counted.

     3.  Minimum benefits

         (a) Matching Contributions: Matching Contributions will be counted to satisfy the minimum contribution requirements of Code section 416(c)(2). The preceding sentence will apply to Matching Contributions under the Plan or, if the Plan provides that the minimum contribution requirement will be met in another Plan, such other Plan. Matching Contributions used to satisfy the minimum contribution requirements will be treated as Matching Contributions for purposes of the ACP test and other requirements of Code section 401(m).

         (a) Contributions Under Other Plans: The Sponsor may provide that the minimum benefit requirement will be met in another Plan (including one that consists solely of a cash or deferred arrangement which meets the requirements of Code section 401(k)(12) and Matching Contributions with respect to which the requirements of Code section 401(m)(11) are met).

     section 631 of EGTRRA - CATCH-UP CONTRIBUTIONS

     All Employees eligible to make Elective Deferrals under this Plan and who have attained age 50 before the close of the Plan Year will be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Code section 414(v) and the 2002 Tax Act. Such catch-up contributions will not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code section 402(g) and section 415. The Plan will not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code section 401(k)(3),  section 401(k)(11),  section 401(k)(12), section 410(b), or section 16, as applicable, by reason of the making of such catch-up contributions.

     In accordance with the 2002 Tax Act, (a) the amount of catch-up contributions that a Participant may exclude from income is limited to the catch-up contribution limit, which will apply on an aggregate basis to all plans of the Employer and the group of Affiliated Employers of which the Employer is a part (except that for this purpose an Affiliated Employer will not include a trade or business which is acquired as part of an asset or stock acquisition, merger, or similar
     Code section 410(b)(6)(C) transaction involving a change in the employer of the employees of a trade or business, during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction); and
     (b) a Participant who attains Age 50 during a Plan Year will be considered to be Age 50 on the first day of the Plan Year. Catch-up contributions will apply to contributions on or after January 1, 2002.

     section 641, section 642 and section 643 of EGTRRA - DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS

     1. Effective Date: This section will apply to distributions made after December 31, 2001.

     2. Modification of Definition of Eligible Retirement Plan: For purposes of the Direct Rollover section of the Plan, an eligible retirement plan also means an annuity contract described in Code section 403(b) and an eligible plan under Code section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan also applies to a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Code section 414(p).

     3. Modification of Definition of Eligible Rollover Distribution to Include After-Tax Employee Contributions: For purposes of the Direct Rollover provisions of the Plan, a portion of a distribution will not fail to be an eligible rollover distribution merely because the portion consists of after-tax or non-deductible Employee contributions which are not includible in gross income. However, such portion may be paid only to an individual retirement account or annuity described in Code section 408(a) or (b), or to a qualified defined contribution plan described in Code section 401(a) or section 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible. In accordance with the 2002 Tax Act, when a distribution includes after-tax Employee contributions which are not includible in gross income, the amount that is rolled over will first be attributed to amounts includible in gross income.

     4. Modification of Definition of Eligible Rollover Distribution to Exclude Hardship Distributions: For purposes of the Direct Rollover provisions of the Plan, any amount distributed on account of hardship will not be an eligible Rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

     5.  Additional Types of Rollovers Accepted Pursuant to EGTRRA section 641, section 642 and section 643

         (a)  Direct Rollovers or Participant Rollover Contributions from Other
              Plans: The Plan will accept a direct rollover of an eligible rollover distribution of a Participant contribution of an eligible rollover distribution from the following plans:

              ?   a qualified Plan described in Code section 401(a) or
                  section 403(a), excluding after-tax Employee Contributions.

              ? an annuity contract described in Code section 403(b), excluding after-tax Employee Contributions.

              ? an eligible Plan under Code section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

         (b) Participant Rollover Contributions From IRAs: The Plan will accept a Participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in Code section 408(a) or section 408(b) that is eligible to be rolled over and would otherwise be includible in gross income.

6. Effective date of direct rollover and participant rollover contribution provisions: This section will be effective January 1, 2002 for rollovers to and from the Plan.

     section 646 of EGTRRA - DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT

1. Effective date: This section will apply for distributions and severance from employment occurring after January 1, 2002 regardless of when the severance from employment occurred.

2. New distributable event: A Participant's Elective Deferrals, Qualified Non-Elective Contributions, Qualified Matching Contributions, and earnings attributable to these contributions will be distributed on account of the Participant's severance from employment. However, such a distribution will be subject to the other provisions of the Plan regarding distributions, other than provisions that require a severance from employment before such amounts may be distributed.

     section 666 of EGTRRA - REPEAL OF MULTIPLE USE TEST

     The multiple use test described in Treasury  Regulation  Code section 1.401(m)-2 and in the Plan will not apply for Plan Years beginning after December 31, 2001.

     section   636(a)  of  EGTRRA  -  SUSPENSION   PERIOD   FOLLOWING   HARDSHIP
DISTRIBUTION

     A Participant who receives a distribution of Elective Deferrals after December 31, 2001 on account of hardship will be prohibited from making Elective Deferrals and Employee contributions under this and all other Plans of the Employer for 6 months after receipt of the distribution. A Participant who receives a distribution of Elective Deferrals in calendar year 2001 on account of hardship will be prohibited from making Elective Deferrals and Employee contributions under this and all other Plans of the Employer for the period specified in the provisions of the Plan relating to suspension of Elective Deferrals that were in effect prior to this amendment.


/s/Mark Libera                                           March 27, 2003
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By                                                       Date
CRIIMI MAE MANAGEMENT, INC.







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